The Best Things Come OUT OF THE BLUE Fourth Quarter 2005 Earnings Overview Exhibit 99.2

2
The Best Things Come OUT OF THE BLUE
Forward Looking Statements
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,”
“estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions, as they relate to BancGroup
(including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in these reports are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition to factors mentioned elsewhere in this report or previously disclosed in BancGroup’s SEC reports
(accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:
• deposit attrition, customer loss, or revenue loss in the ordinary course of business;
• increases in competitive pressure in the banking industry;
• costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
• the inability of BancGroup to realize elements of its strategic plans for 2006 and beyond;
• changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
• economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
• natural disasters in BancGroup’s primary market areas result in prolonged business disruption or materially impair the value of collateral securing loans;
• management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
• strategies to manage interest rate risk may yield results other than those anticipated;
• changes which may occur in the regulatory environment;
• a significant rate of inflation (deflation);
• acts of terrorism or war; and
• changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

3
The Best Things Come OUT OF THE BLUE
Record Earnings in 4Q 2005
• Net Income of $61.5 million; up 33% over 4Q 2004
• EPS of $0.40; up 18% over 4Q 2004
Strong increase in revenues up 20% over 4Q 2004
• 9 consecutive quarter of expanded Net Interest Margin
• Net Interest Income increased 21% over 4Q 2004
• Noninterest Income
1
increased 15% over 4Q 2004
Solid Internal Loan Growth of 10% over prior year, 8% annualized from the end of 3Q
Overview
1 Excluding gains/losses on securities, branch sales and derivatives
2 Excluding Mortgage Warehouse Lending, acquisitions and sale of branches th

The Best Things Come OUT OF THE BLUE
Overview
(cont’d)
Outstanding Deposit Growth
• Average Deposits grew internally 16% from the 4Q04; 11% annualized over 3Q 2005
• Florida Franchise had 23% internal growth in period-end deposits from
12/31/04
Excellent Credit Quality
• Nonperforming Assets Ratio at a very low level of 0.21%
• Excellent net charge off history; 0.09%* for the quarter and 0.14% for
2005
* Annualized
1
Excluding acquisitions, sale of branches and brokered deposits
1

The Best Things Come OUT OF THE BLUE
FL
58%
AL
22%
TX
4%
GA
5%
NV
5%
Corp
6%
FL
56%
GA
6%
AL
16%
Corp
12%
TX
6%
NV
4%
NV
14
TX
13
FL
160
GA
21
AL
93
Colonial is in four of the fastest growing states in the country
72%* of Total Deposits are in Florida, Georgia, Texas and Nevada
Projected population growth from 2005-2010 is expected to be 10.95% in our markets versus the national average of 6.26%
Branches, Assets and Deposits at 12/31/05 are as follows:
In the Right Places
* At 12/31/05
301 Branches $21 Billion in Assets $15.5 Billion in Deposits

The Best Things Come OUT OF THE BLUE
Superior Projected Population Growth
2005 - 2010 Population Growth
Colonial BancGroup, Inc. 10.95%
Compass Bancshares, Inc. 9.97
Wachovia Corporation 8.85
SunTrust Banks, Inc. 8.72
South Financial Group, Inc. 8.68
Synovus Financial Corp. 7.17
Bank of America Corporation 6.95
BB&T Corporation 6.80
AmSouth Bancorporation 6.46
Regions Financial Corporation 5.86
First Horizon National Corporation 5.27
Fifth Third Bancorp 4.51
Trustmark Corporation 4.15
Whitney Holding Corporation 3.80
BancorpSouth, Inc. 3.46
Median 6.80%
Low 3.46
High 10.95
National Average 6.26
Source: SNL Financial.
Deposit data as of 6/30/05.
Population growth deposit weighted by county.

The Best Things Come OUT OF THE BLUE
Entered Florida in July of 1996
• Began Florida franchise with $232 million in assets, 8 branches in Orlando
Florida at 12/31/05:
• 58% of Deposits in Florida – Total Deposits of $9 Billion
• 56% of Assets in Florida – Total Assets of $12 Billion
• 53% of Branches in Florida – Total Branches – 160
Strong loan and deposit growth
• Loan growth, excluding acquisitions and mortgage warehouse lending, was 15%
for 2005
• Deposit growth, excluding acquisitions, was 23% for 2005
Florida Franchise

CNB LISTED NYSE

Santa Rosa
Crestview
Chipley
Thomasville
Quitman
GEORGIA
Wright
Pensacola
Blountstown
Tallahassee
Jasper
Jacksonville
Callaway
Liberty
Wakulla
Perry
Taylor
Starke
Gulf
Franklin
Apalachicola
Cross City
Dixie
Clay
Gainesville
Alachua
Putnam
St. Augustine
Palm Coast
Flagler
Ormond Beach
Levy
Marion
Ocala
Deltona
Sanford
Inverness
Clearwater
St. Petersburg
Tampa
Kissimmee
Lakeland
Bartow
Polk
Osceola
Merritt Island
Palm Bay
Brevard
Indian River
Wauchula
Hardee
Highlands
Okeechobee
St. Lucie
Fort Pierce
Sarasota
DeSoto
Punta Gorda
Charlotte
Glades
Martin
Belle Glade
Palm Beach
West Palm Beach
Fort Myers
Hendry
Delray Beach
Coral Springs
Immokalee
Collier
Pompano Beach
Pembroke Pines
Monroe
Miami
Miami-Dade
The Everglades
Florida Keys
Gulf of Mexico
Atlantic Ocean
Green Turtle Cay
Freeport City
THE BAHAMAS
Copyright © 2003 Microsoft Corp. and/or its suppliers. All rights reserved.

16 Planned Branches through 12/31/06
Current Branches at 12/31/05
CENTRAL FLORIDA
Assets = $3.2 Billion
Deposits = $2.9 Billion
60 Branches
MORTGAGE WHSE.
Assets = $2.2 Billion
Deposits = $524 Million
FLORIDA WEST COAST
Assets = $3.0 Billion
Deposits = $2.7 Billion
53 Branches
Current Population
2,500,000
500,000
100,000
PANHANDLE
Assets = $411 Million
Deposits = $52 Million
1 Branch
Florida Franchise and Current Population
SOUTH FLORIDA
Assets = $3.2 Billion
Deposits = $2.8 Billion
46 Branches

The Best Things Come OUT OF THE BLUE
$1.55
$1.33
$1.20
$1.16
$1.06
$1.00
2000 2001 2002 2003 2004 2005
$0.40
$0.34
$1.52
$1.31
$1.16
$1.26
$1.06
$1.00
2000 2001 2002 2003 2004 2005 4Q04 4Q05
(diluted)
Originally Reported
As Restated
* As if restatement had not occurred
Earnings Per Share
*
11%
3% 9%
6%
17%
6%
19%
(8)%
13%
16%
18%

The Best Things Come OUT OF THE BLUE
$175
$150
$140
$122
$115
$233
2000 2001 2002 2003 2004 2005
$62
$46
$229
$173
$146
$151
$122
$115
2000 2001 2002 2003 2004 2005 4Q04 4Q05
($ in millions)
Net Income
Originally Reported
As Restated
* As if restatement had not occurred
15%
7%
6%
17%
33%
*
33%
6%
18%
32%
24%
(3)%

11 The Best Things Come OUT OF THE BLUE $187 $709 $400 $422 $455 $495 $567 2000 2001 2002 2003 2004 2005 4Q04 4Q05 $154 Net Interest Income as restated ($ in millions) 6% 8% 9% 15% 21% 25%

The Best Things Come OUT OF THE BLUE
Net Interest Income
Net Interest Income increased 21% over 4Q04 and 3% annualized over 3Q05
• Average earning assets decreased $261 million from the 3Q05 as the
Company replaced investment securities and mortgage warehouse assets with higher yielding loan growth
• Net interest margin expanded 7 bps from 3Q05
Yield on average earning assets up 35 bps over 3Q05
• Loans comprised 76% of Average Earning Assets in 4Q05
76% of loans are adjustable or variable rate
• Securities comprised 15% of average earning assets in the quarter

The Best Things Come OUT OF THE BLUE
Net Interest Income
(cont’d)
Strong Average Deposit Growth replaced Costly Wholesale Borrowings
• Average Deposits increased $458 million or 3% linked quarter; internal growth in average deposits
1
was $390 million or 11% annualized for the quarter
• Deposits comprised 72% of average total assets in 4Q05 compared to 69% in
3Q05 and 63% in 4Q04
• Cost of interest bearing deposits was 160 bps less than the rate on average wholesale borrowings in 4Q05
Subordinated Debt Exchange
• Exchanged $137 million in subordinated debt and issued $144 million in new debt;
lowered interest cost by 49 basis points and increased Tier II Capital
1
Excluding acquisitions, sale of branches and brokered deposits

The Best Things Come OUT OF THE BLUE
$10,862
$9,419
$8,734
$8,435
$8,252
$14,786
2000 2001 2002 2003 2004 2005 3Q05 4Q05
Average Deposits
2%
4%
8%
15%
1 Excluding acquisitions, sale of branches, and brokered deposits
*Annualized
11% 1*
($ in millions)
12%*
$13,988
$15,244
16% 1
29%

The Best Things Come OUT OF THE BLUE
Net Interest Margin Improvement
3.85%
3.83%
3.78%
3.72%
3.68%
3.64%
3.60%
3.58%
3.53%
3.43%
3.78%
3.72%
3.64%
3.58%
3.53%
3.49%
3.45%
3.41%
3.36%
3.10%
3.20%
3.30%
3.40%
3.50%
3.60%
3.70%
3.80%
3.90%
3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05
Originally Reported As Restated

The Best Things Come OUT OF THE BLUE
Net Interest Margin
NIM up 7 bps to 3.85% in 4Q05 from 3.78% in 3Q05
9 Consecutive Quarter of NIM Expansion
NIM expansion was primarily driven by the additional mortgage warehouse asset securitization of $500 million at the end of the 3Q which contributed 5 bps to margin
th

The Best Things Come OUT OF THE BLUE
Credit Quality
Nonperforming Assets ratio was 0.21% at 12/31/05
Net Charge-Off Ratio was 0.09%* for the quarter and 0.14% for 2005
Provision exceeded net charge-offs in 4Q05 and for 2005
Past dues > 30 days were 0.48% of net loans, down from 0.58% at 9/30/05
Allowance for loan losses was 1.15%, or 536% of nonperforming assets
* Annualized

The Best Things Come OUT OF THE BLUE
Noninterest Income
($ in millions)
4Q05 3Q05 $ Change % Change
Service charges on deposit accounts 14.5 $      15.3 $      (0.8) $       -5%
Financial planning services 2.6           3.6           (1.0)          -28%
Electronic banking 4.0           3.9           0.1           3%
Mortgage banking 2.8           4.5           (1.7)          -38%
Mortgage warehouse fees 6.8           4.5           2.3           51%
Bank-owned life insurance 3.5           3.6           (0.1)          -3%
Net cash settlement of swaps 1.5           2.5           (1.0)          -40%
Other income (2) 7.9           8.5           (0.6)          -7%
43.6         46.4         (2.8)          -6%
Securities (losses) gains, net (20.0)        0.0 (20.0)        0%
Gain on sale of branches 27.4         0.0 27.4         0%
Change in fair value of swaps (6.7)          (7.1)         0.4           -6%
        Total Noninterest Income 44.3 $      39.3 $      5.0 $        13%
Noninterest Income to Average Assets (1) 0.82% 0.86%
Noninterest Income to Total Revenue (1) 18.9% 20.0%
(1)   Excluding gains (losses) on securities, deriviatives and branches
(2)   Includes nonrecurring gains of $84,000 in 3Q05

The Best Things Come OUT OF THE BLUE
Significant Transactions
• Completed the sale of 13 branches in northwest Alabama; sold $375 million of deposits; $65 million of loans and recognized a gain of $27 million
• In December, the Company sold approximately $332 million in securities yielding
4.35% at a loss of $9.4 million. These securities were replaced with securities yielding 5.43% with a similar duration of 3.4 years. The Company also declared its intent to sell approximately $481 million in securities yielding 4.86% with an average life of 4.1 years and recognized a loss of $10.6 million. The Company expects to sell and replace these with higher yielding securities with a longer duration.
• The Company recognized a $6.7 million loss on the change in fair value in interest rate swaps on its trust preferreds and brokered certificates of deposit.
Noninterest Income – Significant Transactions

The Best Things Come OUT OF THE BLUE
Noninterest Expense
($ in millions)
4Q05 3Q05 $ Change % Change
Salaries and employee benefits 66.6 $      70.2 $      (3.6) $       -5%
Occupancy expense of bank premises, net 17.4         16.0         1.4           9%
Furniture and equipment expense 11.7         11.4         0.3           3%
Professional services 6.9           5.5           1.4           25%
Amortization of intangibles 3.1           3.0           0.1           3%
Advertising 3.7           3.6           0.1           3%
Other expense 22.7         22.0         0.7           3%
132.1       131.7       0.4           0%
Merger related expenses 0.4           0.6           (0.2)          -33%
Net losses related to the early extinguishment of debt 0.0 1.7 (1.7)          -100%
        Total Noninterest Expense 132.5 $    134.0 $    (1.5) $       -1%
Efficiency Ratio (1) 57.48% 57.02%
Noninterest Expense to Average Assets (2) 2.51% 2.47%
(1)   Noninterest income excludes gains (losses) on securities, derivatives and branches.
        Noninterest expense excludes net losses related to the early extinguishment of debt.
(2)   Excludes net losses related to the early extinguishment of debt

The Best Things Come OUT OF THE BLUE
Outlook for 2006
Low double digit deposit growth and high single digit loan growth are expected
Diluted earnings per share are expected to be in line with street mean estimates ranging from $1.67 - $1.75
There are a number of uncertainties that would impact the expectations noted above, including the overall strength of the economy and changes in market rates.

The Best Things Come OUT OF THE BLUE
$0.68
$.61
$.58
$.56
$.52
$.48
$.44
$.38
$.34
$.30
$.27
$.22
$.15
$.16
$.17
$.18
$.20
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06
15 YEARS OF INCREASED DIVIDENDS
Solid Dividend Growth
*Expected
*
11%

23 The Best Things Come OUT OF THE BLUE Supplemental

The Best Things Come OUT OF THE BLUE
Loan Portfolio Distribution
($ in millions)
Period-end
balance
9/30/05
Sale of
Branches
Mortgage
Warehouse
Securitization
Internal
Growth
Period-end
balance
12/31/05
Commercial real estate and construction 9,694 $           (25) $           - $                      239 $           9,908 $
Single-family real estate 2,412              (6)                 - 33                 2,439
Other loans 1,470              (14)              - 4                   1,460
Home equity lines 621                  (20)              - 8                   609
Total 14,197 $         (65) $           - $                      284 $           14,416 $
Mortgage warehouse lending
527 $              - $           92 $                  (135) $          484 $
Loans held for sale 800 $              - $           (92) $                 390 $           1,098 $

The Best Things Come OUT OF THE BLUE
(as originally reported)
NPAs Consistently Below Industry
0.65%
0.78%
0.64%
0.54%
0.55%
0.60%
0.71%
0.84%
0.85%
0.29%
0.21%
0.78%
1.17%
1.25%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
'92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05
All FDIC insured commercial banks (as of 9/30/05)
Colonial BancGroup

The Best Things Come OUT OF THE BLUE
0.47%
0.51%
0.09%
0.19%
0.14%
0.33%
0.13%
0.18%
0.23%
0.23%
0.21%
0.21%
0.28% 0.29%
0.31%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05
All FDIC Insured Commercial Banks (as of 9/30/05)
Southern Regionals* (as of 6/30/05)
Colonial BancGroup
Net Charge-Offs/Average Loans
*Source: Sandler O’Neill & Partners

The Best Things Come OUT OF THE BLUE
Balance Sheet Growth & Mix Contribute Favorably to
Interest Rate Risk
76% of loan portfolio is variable or adjustable rate
Loans, excluding mortgage warehouse, grew 10%
1
from 12/31/04
Loan yields, excluding mortgage warehouse, up 34 bps over 3Q
Securities represented 15% of earning assets at 12/31/05
Average deposits grew 11%
2
annualized from 3Q05; 16%
2
year-over-
year
Total Deposit Mix: 58% - Non-time; 20% - Noninterest Bearing DDA
Average deposits comprised 72% of total average assets in 4Q05 compared to 69% in 3Q05 and 63% in 4Q04
1 Excluding acquisitions and branch sales
2 Excluding acquisitions, branch sales and brokered deposits
(as of 12/31/05)